The Reader’s Digest Association, Inc.
 Public-Side Lender Presentation
August 2009

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995).
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in these statements are based upon reasonable assumptions and estimates, we cannot give assurance that the expected results will be achieved. The future results of the company may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree. For a discussion of some of the important factors, risks and uncertainties that could cause the company’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to those identified and discussed under the caption “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” in the
company’s Annual Report on Form 10-K for the year ended June 30, 2008 filed with the Securities and Exchange Commission, and the periodic reports filed by the company with the SEC from time to time. The company undertakes no obligation to update, revise or supplement any forward-looking statements.
The information contained herein is not an offer to sell, and is not soliciting an offer to buy, any securities of the company.
Disclaimer

Presenters
 ▪ Mary G. Berner has served as Chief Executive Officer and a Director since March 2007. From
 1999 to 2006, Ms. Berner led Fairchild Publications, Inc., first as President and CEO and then as
 President of Fairchild and an officer of Condé Nast when Fairchild became a division of Condé Nast
 Publications, Inc. in September 2005. Ms. Berner also serves as a director of the Reader's Digest
 Foundation, a charitable institution funded by contributions from The Reader's Digest Association.
 ▪ Tom Williams has served as Senior Vice President and Chief Financial Officer since February
 2009. From 2007 to 2009, Mr. Williams served as Executive Vice President & Chief Financial Officer of Affinion Group, Inc. Before that, Mr. Williams spent more than 20 years with AT&T, ultimately becoming CFO for AT&T’s Network, Customer Service & Merger Synergies Division.

Agenda

❖ Transaction Overview
❖ Appendix - Company Overview

Investment Highlights
Global Leader
in the Growing
Media & Direct
Marketing
Industries
Disciplined,
Proprietary Database
Marketing Approach
Significant
Growth and
Cost Reduction
Opportunities
Strong
Management
Team
Scalable
Affinity Based
Business Model
Unparalleled
Product and
Geographic Diversity
with Significant
Operating Leverage
Trusted and Reliable
Global Brand and Strong,
Long-Term Relationships
with over 130 Million
Customers

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BORROWER	▪ The Reader's Digest Association, Inc.
GUARANTORS	▪ Unconditionally guaranteed by RDA Holding Co. and by each direct and indirect, existing and future domestic subsidiary of the Borrower
KEY TERMS	▪ Commitment: $150 million term loan ▪ Term: Nine months with one three-month extension ▪ Availability: Up to $100MM upon entry of interim order ▪ Pricing: L + 1,000bps (L + 1,100bps if Twelve Month Facility Extension Option is exercised) with 350bps LIBOR floor, payable monthly ▪ Unused Commitment Fee: 2.0% ▪ Exit Fees: 1.0% on amount repaid, 3.0% on amount confirmed as or converted into exit financing ▪ Amortization: None
SECURITY	▪ As set forth in the Bankruptcy Code, all obligations of the Debtors will: – Be entitled to superiority claim status in the Chapter 11 cases – Be secured by a perfected first priority lien on all unencumbered assets of the Debtors – Be secured by a perfected junior lien on all property of the Debtors that is subject to valid and perfected pre-petition liens – Be secured by a perfected first priority, senior priming lien on all property of the Debtors that is subject to the existing liens securing the existing credit facilities
FINANCIAL COVENANTS	▪ Minimum LTM EBITDA (tested monthly) ▪ Minimum LTM fixed charge coverage ratio (tested monthly) ▪ Maximum capital expenditures (tested monthly on a 3-month rolling basis) ▪ Minimum liquidity (tested bi-weekly)
AFFIRMATIVE COVENANTS	▪ Delivery of monthly financial statements and monthly reports of capital expenditures by legal entity ▪ Delivery of bi-weekly updates of the Cash Flow Forecast and variance reports ▪ Quarterly delivery of a narrative discussion and analysis of financial condition and results of operations ▪ Monthly update calls (with Q&A) with senior management

Summary DIP Terms

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NEGATIVE COVENANTS	▪ Standard and customary negative covenants
MANDATORY PRE-PAYMENTS	▪ 100% of net cash proceeds from any incurrence of indebtedness after the closing date, subject to customary exceptions ▪ 100% of all assets sales, subject to customary exceptions and reinvestment rights
CONDITIONS FOR DIP EXTENSION	▪ 1% fee, 100bps increase in margin, POR filed, minimum liquidity, bring down of representations and warranties, no Default or Event of Default
CONDITIONS TO DIP EFFECTIVNESS	▪ Payment of all fees ▪ Entry of interim bankruptcy court order approving the facility ▪ Delivery of Budget ▪ Other customary conditions, including legal opinions

Summary DIP Terms (Cont’d)

Class	Proposed Treatment
DIP	▪ Claim converted to $150 million first-lien term loan
Admin./Priority	▪ Payment in full, in cash ▪ Includes costs associated with emergence
Senior Secured Lenders	▪ Recovery in the form of new senior secured debt ("take-back paper") and reorganized RDA common stock – U.S. Tranche receives $300 million second-lien term loan – Euro Term Loan amended and extended – Pro rata distribution of substantially all equity of reorganized RDA (subject to management dilution) ▪ Letter of Credit ("LC") sub-facility is replaced with new cash collateralized LCs
Senior Subordinated Notes	▪ No distribution ▪ Equity buy-in feature for $50-100 million, not to exceed 10-20% of new ownership (mechanics TBD)
Other General Unsecured Claims	▪ Ongoing trade vendors paid in the normal course (subject to critical vendor analysis) ▪ Other general unsecured claims (e.g., litigation claims, rejection damage claims) recovery TBD
Existing Equity	▪ No distribution (Cancelled)
Management	▪ Approval for cash incentive plans for FY 2010 ▪ Support for cash retention plan for lower-level employees ▪ CEO and CFO employment agreement amended with severance feature ▪ 7.5% of the new common stock to be reserved for management and members of the new Board of Directors (no more than 2.5% in the form of direct stock grants)

Summary Plan of Reorganization Terms

FACILITIES	First Priority U.S. Term Loan (converted from DIP U.S. Term Loan): Up to $150 million First Priority German Term Loan: Up to $100 million New Second Priority U.S. Term Loan: $300 million
MATURITY	First Priority U.S. Term Loan: 3 years from conversion First Priority German Term Loan: March 2, 2014 New Second Priority U.S. Term Loan: Not earlier than the later maturity of the First Priority U.S. Term Loan and the First Priority German Term Loan
INTEREST	Payable quarterly First Priority U.S. Term Loan: Pricing in effect on the date of conversion (L + 1,000bps (L + 1,100bps if Twelve Month Facility Extension Option is exercised) with 350bps LIBOR floor) First Priority German Term Loan: L + 550bps Cash + 450bps PIK (toggle) with 350bps LIBOR floor – L + 1,000bps Cash if LTM EBITDA > $160 million New Second Priority U.S. Term Loan: L + 550bps Cash + 650bps PIK (toggle) with 350bps LIBOR floor – L + 1,200bps Cash if LTM EBITDA > $180 million
SECURITY	First Priority U.S. Term Loan: – 1st Lien on all domestic assets – 1st Lien on 65% of stock of foreign subs – Pari passu basis with First Priority German Term Loan
AMORTIZATION	First Priority U.S. Term Loan: $15 million per year, payable quarterly
KEY FINANCIAL COVENANTS	Minimum LTM EBITDA (tested quarterly) Minimum LTM fixed charge coverage ratio (tested quarterly) Maximum capital expenditures (tested monthly) Minimum liquidity (tested monthly)
MANDATORY PRE-PAYMENTS	Excess cash flow sweep Customary asset sale and debt sweeps consistent with existing credit agreement
CERTAIN CONDITIONS	A Plan of Reorganization substantially consistent with the plan support agreement entered into among the Lenders and the Debtors prior to the Petition Date shall have been confirmed The Administrative Agent and the Required Lenders shall be satisfied with the form of the definitive loan documentation and related security and closing documents

Summary Exit Facility Terms

Illustrative Chapter 11 Transaction

Capitalization	3Q09 Amount[1]	Adjustments[2]	3Q09 Pro Forma
Revolver	$292.7	($292.7)	-
U.S. Term Loan	1,185.8	(1,185.8)	-
Euro Term Loan	98.3	-	98.3
DIP Roll-Over Term Loan	-	150.0	150.0
New Second Lien Term Loan	-	300.0	300.0
Total Secured Debt	**$1,576.8**	**($1,028.5)**	**$548.3**
9% Senior Subordinated Notes	600.0	(600.0)	-
Other Unsecured Debt	0.9	(0.9)	-
Total Debt	**$2,177.7**	**($1,629.4)**	**$548.3**
Interest Expense	150.3	(70.3)	80.0
Credit Statistics:[3]			
Secured Leverage	11.5x		4.0x
Total Leverage	15.9x		4.0x
Interest Coverage Ratio	0.9x		1.7x
Fixed Charge Coverage Ratio[4]	0.8x		1.3x

Pro Forma Capitalization ($MM)
___________________________________
(1) Amounts outstanding as of March 31, 2009.
(2) Assumes cancellation of all existing indebtedness, excluding the Euro Term Loan.
(3) Credit statistics reflect FY 2009E Cash EBITDA of $137 million. Cash EBITDA defined as earnings before interest, taxes, depreciation and amortization adjusted for certain non-recurring and non-cash charges.
(4) Fixed charge coverage ratio defined as the ratio of Cash EBITDA to capital expenditures plus interest expense plus scheduled principal amortization.

Clear Path to Emergence
 ▪  Restructuring Support Agreement
 ▪ Lenders holding greater than 51% of the senior debt are currently supporting the RSA
 ▪ Company is using the 30-day grace period to obtain additional support
 ▪ Reducing leverage from 15.9x to 4.0x
 ▪ Reducing debt from $2.2bn to $550mm
 ▪ RSA establishes substantive terms of exit financing
 ▪ DIP loan will convert into exit financing
 ▪ Total funded debt of $550 million upon emergence
 ▪ Limited operational restructuring required

 ▪ Amendment & waiver to existing Credit Agreement (effective August 17)
 ▪ DIP Term Sheet and DIP Credit Agreement
 ▪ Restructuring Support Agreement
 ▪ Exit Financing Term Sheet
Key Restructuring Documents

Agenda

❖ Transaction Overview
❖ Appendix - Company Overview

THE FACEPLAN: FAST FORWARD

Reader's Digest

How Couples Fight Fair
Reader's Digest
CRACKING ASIA'S
TERROR
NETWORK
Prince
William
Beat Your Hunger
PLUS
The Best Time to Do Everything

150
любимых
мелодий

One focal brand, Reader’s Digest, “from birth to death”
Old RDA

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Reader's Digest
taste of home
Birds & Blooms
Our Canada
The Family Handyman
DAHEIM IN DEUTSCHLAND
EVERYDAY with RACHAEL RAY
HEALTH SMART
Country
Selecciones
joy
farm&ranch LIVING
English2Go
meidän SUOMI
Reminisce

Discovery CHANNEL MAGAZINE
POLSKA WITA
allrecipes.com
TIME LIFE
WEEKLY READER CORPORATION
BestYOU
BEST HEALTH
freshHOME
PURPOSE DRIVEN CONNECTION
CompassLearning ODYSSEY

New RDA
We are a global multi-brand media and marketing company that educates, entertains and connects 130 million people around the world. We are dedicated to providing our customers with the inspiration, ideas and tools that SIMPLIFY and ENRICH their lives.
New Brands Within the Past 2 Years

- **RDA is currently in 78 countries**
- **Leverage new products and services into existing markets; enter new markets**
  - RDA has entered 18 new markets in the past four years
- **Rigorous selection criteria to expand profitability**
  - New country selection criteria include: Literacy rates, reliability of postal system, and regulatory environment
- **New launches achieved immediate new revenue and operating profit returns**

Current markets
New markets
Potential future markets

Leverage Global Scale
Israel
Opportunity Remains to Further Expand Globally

❖ Magazines
 ◊ 94 published globally, 9 with circulations in excess of 1 million
 ◊ 34 million total circulation
 ◊ 100 million+ global readership
❖ Digital
 ◊ 65 branded websites with 22 million unique visitors
 ◊ 260 million page views per month
❖ Books, Music, Video
 ◊ Approximately 40 million books, music and video products sold annually worldwide

New RDA (Cont’d)

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FOOD & ENTERTAINING @RDA
sharing an appetite for life

HEALTH & WELLNESS @RDA
mind, body and spirit

RD COMMUNITY @RDA
life well shared

HOME & GARDEN @RDA
connecting lives, building dreams

America's largest and most passionate community of nearly 50 millionfood enthusiasts

Value Creation
Unique and powerful affinity strategy a key
growth strategy
Publisher of books and
magazines on health
and wellness topics
Publisher of Reader’s Digest,
readersdigest.com and other
leading media
Publisher of print and digital
products for the home
and garden community
Allrecipes.com
Taste of Home
Every Day with Rachael Ray
Family Handyman
 Birds & Blooms
 Reminisce
Best You
HealthSmart
Purpose
Reader’s Digest-
branded products
English-language learning
Drivers:
▪ Advertising volume growth
▪ Low-cost / high margin product and content creation
▪ The ability to leverage affinity technology and tools to accelerate digital growth at low cost
▪ Customer engagement
▪ Marketing channel diversification

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MORE of Our Canada
Our Country, More Stories
WIN CASH!
The Way It Was
Riding the Rails
Take a Walk on the Wild Side
Flower Power!

Taste of Home
great grilling!
juicy burgers
summer's best kabobs
#1 Cooking Magazine in the World

Food Cures
Breakthrough
Nutritional Prescriptions
Colds to Cancer
Includes More Than 75 Powerfully Healing Recipes
Reader's Digest

allrecipes

READER'S DIGEST MUSIC
It's Raining Men
Retro Dance & Party Mix

普知 Reader's Digest
我做得到

RDA has a Strong Global Portfolio
of Content Assets
❖ RDA Magazines
 ◊ 125,000 pages of content produced per year
❖ Digital
 ◊ 65 branded websites, producing 10,000 articles
 and other items of content per year
❖ Books, Music, Video
 ◊ 251,000 book pages produced per year
 ◊ 11,000 music tracks owned in proprietary vault

Roll out the affinity
brand community
strategy
globally
to fuel growth
Leverage platform built to rapidly execute transformational growth strategy and vision to deliver increased profitability and cash flow
1
Leverage and
expand global
footprint to fuel
growth

Execute
transformational
cost savings
initiatives
Value Creation (Cont’d)
2
3
4
Keep the momentum
resulting from rapid
change in U.S. to
continue to build
product and
advertising sales and
circulation sales in
targeted affinities

Here's where we are:

Core business model = "push" model, sweepstakes direct-mail marketing to sell books and home entertainment products.

Here's what transformation looks like:

Multi-channel affinity marketing focusing on digital transformation, selling content and products where, when and how the customer wants them.

Leverage platform built to rapidly execute transformational growth strategy and vision to deliver increased profitability and cash flow
1
Value Creation (Cont’d) - Part 1
Roll out the affinity and brand
community strategy internationally
to fuel growth

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Reader's Digest VERSION
Reader's Digest VERSION
Reader's Digest VERSION
Reader's Digest VERSION
Reader's Digest VERSION
Reader's Digest VERSION
Reader's Digest VERSION

22

1
Roll out the affinity and brand community
strategy globally to fuel growth
The international product transformation centered around brands has started
Kindle products
▪ RDV: Good news in a bad economy
▪ RDV: Start your own business
▪ RDV: What the pros won't tell you
▪ RDV: Fun/Humor
RD Version
The Internet
Newsletters
▪ Targeted content email newsletters
 within RD Version format
▪ For example: Health to include
 weight loss, diabetes, menopause,
 aging, healthy eating
Reader’s Digest
Magazine
Books
RD Version
Multimedia
▪ Television
 (game show, Make it Matter)
▪ Film
▪ Syndicated radio
Videos
▪ New/enhanced
 video experience
▪ Long-form
▪ Short-form (RD version)
Mobile Downloads
▪ Word Power App
▪ Joke of the Day App
▪ Family Money App
RD.com
▪ Repackage RD branded
 content in interactive ways
 (polls, quizzes, timelines)
▪ Transition content
 to RD version for better
 monetization
Single Topic Digital Editions
▪ Family Health
▪ Eater’s Digest
▪ Family Money
▪ Humor/Fun
Targeted RD Community
▪ Quarterly magazine, website, etc.
▪ Women 40+
▪ Health, Wellness, Lifestyle
Reader’s Digest Music
▪ I-tunes (downloads)
Reader’s Digest Store
Reader’s Digest
Community
Reader’s Digest stands for
truth, accessibility, and
family values. We aim to
educate, entertain, motivate
and connect people all over
the world.

Leverage platform built to rapidly execute transformational growth strategy and vision to deliver increased profitability and cash flow
2
Leverage and expand global
footprint to fuel growth
▪ New countries
▪ Roll out more master brands globally
▪ Expansion of non-publishing products and services
▪ Accelerating the sweepstakes direct mail “blockbuster”
 process with more products and greater speed to market
▪ Leveraging our global scale online

Value Creation (Cont’d) - Part 2

Leverage platform built to rapidly execute transformational growth strategy and vision to deliver increased profitability and cash flow
Value Creation (Cont’d) - Parts 3 & 4
Execute transformational cost
savings initiatives:
- Marketing hubs
- Finance to benchmark
- More corporate initiatives
3
4
Keep the momentum resulting from
rapid change in the U.S. to continue
to build product and advertising
sales and circulation sales in
targeted affinities

10%
20%
35%
8%
27%

8%
9%
46%
37%

10%
35%
21%
34%

Product and Geographic Diversity

▪  Reader’s Digest is the largest
 circulation magazine in the world
▪  Taste of Home is #1 in food
 circulation
▪  Birds & Blooms is #1 in birding and
 gardening
▪  The Family Handyman is #1 in do-it
 -yourself
▪  Reminisce is #1 in nostalgia
Other
 Magazine
 Advertising
Magazine
 Subscriptions
Books
Product Diversity (% of FY 2009E revenue)
 Music and
 Videos
 Asia Pacific
United States
Europe
Geographic Diversity (% of FY 2009E revenue)
 Canada/Latin
  America
Home &
Garden/
Health &
Wellness
Food &
Entertaining
RD
Community
School Educational
 Services
US Revenue Mix (% of FY 2009E revenue)

3%
10%
13%
74%

2%
13%
5%
10%
51%
19%

12%
25%
63%

6%
20%
74%

FY2009E Revenue Mix

Schools
Music/Video
Magazines
Books
Time Life
Music
Magazines
Books
Video
Other
Newsstand
Subscription
Advertising
Newsstand
Subscription
Advertising
US Businesses
International Businesses
US Magazines
International Magazines